SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                Date of Report:

                                 April 4, 1996

                     AIR & WATER TECHNOLOGIES CORPORATION


          (Exact name of registrant as specified in its charter)


        Delaware                        033-17921            13-3418759
(State or other jurisdiction           (Commission           (IRS Employer
    of incorporation)                   File No.)         Identification No.)



          P.O. Box 1500
      Somerville, New Jersey                                 08876
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (908) 685-4000



        ______________________________________________________________
        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         The Company has announced, with regret, the unexpected death of Claudio Elia,Chairman and Chief Executive Officer. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.

Item 7.  Exhibits.

           99.1  Air & Water Technologies Corporation Press Release





                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Air & Water Technologies
                                       Corporation


                                    By /s/ Douglas A. Satzger
                                        ______________________________
                                        Name: Douglas A. Satzger
                                        Title: Senior Vice President


April 4, 1996